UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2018

Bravatek Solutions, Inc.
(Exact name of registrant as specified in its charter)

Colorado

(State or Other Jurisdiction of Incorporation)

000-1449574	32-0201472
(Commission File Number)	(IRS Employer Identification No.)

2028 E Ben White Blvd, Suite 240-2835, Austin, Texas	78741
(Address of Principal Executive Offices)	(Zip Code)

(866) 204-6703

(Registrant’s telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement.

On May 8, 2018, Bravatek Solutions, Inc. (the “Company”) entered into an Equity Purchase Agreement (the “Equity Purchase Agreement”) with Triton Funds, LP, a Delaware limited partnership (the “Investor”), whereby the Company shall have the right to require the Investor to purchase up to $500,000 (the “Commitment Amount”) of the Company’s common stock (“Capital Call Shares”) during the commitment period (the “Commitment Period” commencing on May 8, 2018, and terminating on the earlier of (i) December 31, 2018, (ii) termination of the Equity Purchase Agreement by the Company upon a material breach by the Investor, or (iii) the date that the Investor has purchased Capital Shares equal to the Commitment Amount.

Pursuant to Section 2.3 of the Equity Purchase Agreement, each closing for Capital Call Shares shall occur on the date that is 5 business days following the date that the Investor receives Capital Call Shares from the Company. The purchase price for the shares to be paid by the Investor at each closing shall be 75% of the lowest daily volume-weighted average price of the Company’s common stock during the 5 trading days prior to a closing date.

The obligation of the Investor to purchase Capital Call Shares is subject to several conditions, including (i) that the Company has filed a registration statement with the United States Securities and Exchange Commission registering the Capital Call Shares within 60 calendar days from the date of the Equity Purchase Agreement, and (ii) that the purchase of Capital Call Shares shall not cause the Investor to own more than 4.99% of the outstanding shares of the Company’s common stock.

In connection with the Equity Purchase Agreement, on May 8, 2018, the Company also entered into a Registration Rights Agreement with the Investor (the “Registration Rights Agreement”), requiring the Company to register, per the Securities Act of 1933, the Capital Call Shares within 90 calendar days.

Finally, on May 8, 2018, the Company determined to donate 25,000,000 shares of the Company’s common stock to Triton Funds LLC.

The foregoing descriptions of the Equity Purchase Agreement and Registration Rights Agreement are qualified in their entirety by the full text of such agreements, which are filed as Exhibits 10.1 and 10.2 to, and incorporated by reference in, this report.

Item 9.01 Financial Statements and Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

10.1	Equity Purchase Agreement by and between Bravatek Solutions, Inc. and Triton Funds, LP, dated May 7, 2018

10.2	Registration Rights Agreement by and between Bravatek Solutions, Inc. and Triton Funds, LP, dated May 7, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAVATEK SOLUTIONS, INC.

Date: May 14, 2018	By:	/s/ Thomas A. Cellucci
Thomas A. Cellucci Chief Executive Officer

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